                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
               Continental Assurance Company Separate Account (B)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                      CNA CENTER, CHICAGO, ILLINOIS 60685

                               ------------------

                   NOTICE OF ANNUAL MEETING -- APRIL 22, 2005

TO THE PARTICIPANTS OF
  CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

     You are hereby notified that, pursuant to the regulations for government of Continental Assurance Company Separate Account (B), the 2005 Annual Meeting of its Participants will be held in Room 208N, CNA Center, 333 South Wabash Avenue, Chicago, Illinois, on April 22, 2005, at 10:00 A.M., Chicago Time, for the following purposes:

     (1) To elect five Committee Members;

     (2) To approve the continuation of the Investment Advisory Agreement with Continental Assurance Company;

     (3) To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for Continental Assurance Company Separate Account (B) for the fiscal year ending December 31, 2005; and

     (4) To transact such other business as may properly come before the meeting.

     Only Participants of record at the close of business on both February 24, 2005 and on the date of the meeting are entitled to notice of and to vote at the meeting.

     It is important that as many Participants as practicable be represented at the meeting. Consequently, whether or not you expect to be present, you are requested to date and sign the enclosed Proxy and return it promptly.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

March 1, 2005

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                                   CNA CENTER
                            CHICAGO, ILLINOIS 60685
                                 (800) 351-3001

                        ANNUAL MEETING -- APRIL 22, 2005

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Committee of Continental Assurance Company Separate Account (B)("Separate Account(B)") to be voted at the 2005 Annual Meeting of Participants in Separate Account(B)("Participants") to be held on April 22, 2005, at 10:00 A.M., Chicago Time, in Room 208N, CNA Center, 333 South Wabash Avenue, Chicago, Illinois, and at any and all adjournments thereof (the "Annual Meeting"). PROXIES WILL BE VOTED AS SPECIFIED. HOWEVER, IF NO CONTRARY SPECIFICATIONS ARE MADE IN A PROXY, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 HEREINAFTER SET FORTH. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Each Proxy may be revoked at any time before its exercise by the execution of a subsequent Proxy and the delivery thereof to the Secretary of the Committee at CNA Center, Chicago, IL 60685 or by written notice to the Secretary of the Committee at the CNA Center, Chicago, IL 60685 address, and any Participant attending the meeting may vote in person whether or not he has previously executed a Proxy.

     This Proxy Statement and the Proxy were first sent to the Participants of Separate Account (B) on or about March 1, 2005. This solicitation is being made by use of the mails, but further solicitations may be made by mail, telephone, telecopier or personal interview. The cost of soliciting Proxies will be paid by the investment adviser to Separate Account (B), Continental Assurance Company ("CAC"), CNA Center, Chicago, Illinois 60685, as one of the items of expense for which CAC receives a monthly service fee (at the annual rate of 0.33% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B). See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     There are 2,475,115 votes eligible to be cast by the Participants. Each Participant who is a Participant on both February 24, 2005 (at the close of business) and on the date of the Annual Meeting is entitled to vote at the Annual Meeting. A Participant is entitled to cast the number of votes equal to
(1) if not retired, the number of accumulation units held by such Participant under the particular contract concerned, or (2) if retired, a number equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that Participant divided by the monetary value of an accumulation unit.

     Separate Account (B)'s 2004 annual report is included in this mailing. Any Participant who desires additional copies may obtain them without charge upon written request to the Secretary of the Committee at the above address or by calling the above phone number.

SUBMISSION OF PARTICIPANT PROPOSALS FOR 2006 ANNUAL MEETING

     Participant proposals for inclusion in proxy materials for the 2006 Annual Meeting of Participants should be addressed to the Secretary of the Committee at the above address, and must be received by December 15, 2005. If a Participant intends to present a proposal at the 2006 Annual Meeting of Participants but does not seek inclusion of that proposal in Separate Account (B)'s proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if Separate Account (B) has not received notice of the proposal by January 25, 2006. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal only to the extent permitted by the regulations of the Securities and Exchange Commission.

                       1.  ELECTION OF COMMITTEE MEMBERS

     The regulations for government of Separate Account (B) provide for a Committee of five members, to be elected annually by ballot at the Annual Meeting of Participants to serve until the next Annual Meeting of Participants or until their successors have been elected and qualified. The persons named on the enclosed Proxy are committed to cast the votes represented by the proxies given to them for the five nominees hereinafter named, (Messrs. Fox, Hemme and Wrenn and Mmes. McGirr and Nielsen are now serving as Committee Members), if no contrary instruction is indicated in the Proxy. In order for such nominees to be elected, they must receive the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the Annual Meeting in person or by proxy. All of the nominees listed below have consented to serve if elected. The Committee presently knows of no reason why any of the nominees listed below will be unable to serve if elected. If any one or more nominees become unavailable to serve as Committee Members, the persons named in the Proxy will vote for such persons as the present Committee may select. The following information is furnished with respect to the five persons nominated for election as Committee Members, none of whom is a Participant in Separate Account (B):

                                                                                           Number of
                                                                                           Portfolios            Other
                                          Term of                                       in Fund Complex      Directorships
                          Position(s)   Office and              Principal                 Overseen by           Held by
                           Held with     Length of         Occupation(s) During       Director or Nominee     Director or
 Name, Address and Age       Fund       Time Served          the Last 5 years             for Director          Nominee
 ---------------------    -----------   -----------        --------------------       -------------------    -------------
                                             DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox..........  Committee    One Year       Financial Consultant                    One                None
  CNA Center              Member
  Chicago, Illinois                    Eighteen
  60685                                Years
  Age - 67

Petrine J. Nielsen......  Committee    One Year       Retired since June 2003;                One                None
  CNA Center              Member                      Senior Vice President of
  Chicago, Illinois                    One Year       Computershare, Inc. from April
  60685                                               2000 until June 2003; prior
  Age - 64                                            thereto Senior Vice President
                                                      of Harris Trust and Savings
                                                      Bank.

Peter J. Wrenn..........  Committee    One Year       Chairman and Treasurer of               One                None
  CNA Center              Member                      Hudson Technology, Inc.
  Chicago, Illinois                    Seventeen      (tooling and manufacturing);
  60685                                Years          since January 2004; prior
  Age - 69                                            thereto President of Hudson
                                                      Technology, Inc.

                                                                                           Number of
                                                                                           Portfolios            Other
                                          Term of                                       in Fund Complex      Directorships
                          Position(s)   Office and              Principal                 Overseen by           Held by
                           Held with     Length of         Occupation(s) During       Director or Nominee     Director or
 Name, Address and Age       Fund       Time Served          the Last 5 years             for Director          Nominee
 ---------------------    -----------   -----------        --------------------       -------------------    -------------
                                   INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*

Dennis R. Hemme.........  Committee    One Year       Vice President and Treasurer            One                None
  CNA Center              Member and                  of CAC and Continental
  Chicago, Illinois       Chairman     Two Years      Casualty Company ("Casualty")
  60685                                               since September 2003; prior
  Age - 50                                            thereto; Assistant Vice
                                                      President of CAC and Casualty.

Marilou R. McGirr.......  Committee    One Year       Vice President and Assistant            One                None
  CNA Center              Member and                  Treasurer of CAC and Casualty
  Chicago, Illinois       Portfolio    Seven Years    since September 2003; prior
  60685                   Manager                     thereto Vice President of CAC
  Age - 51                                            and Casualty; Portfolio
                                                      Manager of Separate Account
                                                      (B) since September 2002

---------------
 * An "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his/her employment with CAC.

                             Dollar Range of
  Name of Director or             Equity            Aggregate Dollar Range of Equity Securities in All Funds
        Nominee           Securities in the Fund   Overseen or to be Overseen by Director or Nominee in Family
------------------------  ----------------------   -----------------------------------------------------------
                                       DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox..........            $0                                         $0
Petrine J. Nielsen .....            $0                                         $0
Peter J. Wrenn..........            $0                                         $0

                             INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*
Dennis R. Hemme.........            $0                                         $0
Marilou R. McGirr.......            $0                                         $0

---------------
 * An interested person within the meaning of Section 2(a)(19) of the 1940 Act, by virtue of his/her employment with CAC.

ADDITIONAL INFORMATION REGARDING THE COMMITTEE

  STANDING COMMITTEES

     Given the size of Separate Account (B), the Committee does not have a standing Nominating Committee. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Member consider nominations for Committee Members from Participants, as well as other Committee Members, and any other sources it deems reasonable. The disinterested Committee Member, to serve the best interests of the participants, carefully review the qualifications of each nominee and determines which nominees should be submitted to a vote of the participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on the top of page 1. Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate

Account (B)'s policies in matters of accounting and control in its oversight of Separate Account (B)'s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the financial statements and the independent registered public accounting firm's opinion as to its conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee considers the independence of and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.

  MEETINGS

     The Committee held four meetings in 2004. Each current Committee Member attended 100% of such meetings.

COMMUNICATIONS

     Communications to the Committee, including nominations for Committee Members, should be addressed to the Secretary of the Committee at the address set forth on the top of page 1. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.

CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER

     No nominee to serve as a Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of Separate Account (B).

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS

     No Committee Member or officer receives any remuneration from Separate Account (B). CAC pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. During 2004, no reimbursements were made for expenses incurred by Committee Members.

     The payment of fees to Committee Members is one of the items of expense for which CAC receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B). See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2004 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                            Aggregate      Pension or retirement                                Total compensation from
                           compensation   benefits accrued as part       Estimated Annual        fund and fund complex
Name of person, position    from fund         of fund expenses       benefits upon retirement      paid to directors
------------------------   ------------   ------------------------   ------------------------   -----------------------
Richard T. Fox,
  Committee Member.......    $10,000                None                       None                     $10,000
Dennis R. Hemme,
  Committee Member*......       None                None                       None                        None
Marilou R. McGirr,
  Committee Member*......       None                None                       None                        None
Petrine J. Nielsen,
  Committee Member.......    $ 5,833                None                       None                     $ 5,833
Robert L. Parkinson, Jr.,
  Committee Member**.....    $ 5,000                None                       None                     $ 5,000
Peter J. Wrenn,
  Committee Member.......    $10,000                None                       None                     $10,000

---------------
 * An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

** Former Committee Member. Robert L. Parkinson resigned as a Committee Member effective April 23, 2004. Mr. Parkinson's new responsibilities as Chairman and CEO of Baxter International, Inc. precluded his continuation as a Committee Member.

EXECUTIVE OFFICERS

     Separate Account (B) has two executive officers: Lynne Gugenheim and Marilou R. McGirr. Ms. Gugenheim is 45 years old and has been Secretary of the Committee since April 1995. Since March 2000, she has been Senior Vice President and Deputy General Counsel of CAC and Casualty. From January 1996 to March 2000, she was Vice President and Associate General Counsel of CAC and Casualty. Information regarding Ms. McGirr is contained in the table on pages 2 and 3 of this Proxy Statement. The officers of Separate Account (B) are elected annually for terms of one year or until their respective successors are elected and qualified.

               2.  APPROVAL OF THE CONTINUATION OF THE INVESTMENT
             ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY

     At a meeting held for such purpose on January 27, 2005, the Committee, including a majority of the members who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of Separate Account (B) or CAC, by votes cast in person, approved the continuation of the Restated and Amended Investment Advisory Agreement, dated May 1, 1981 (the "Advisory Agreement"), between CAC and Separate Account (B) for the current year and decided, as a matter of policy, to submit such continuation to a vote of the Participants. The Participants approved the continuation of the Advisory Agreement for calendar year 2004 at the Annual Meeting of Participants on April 30, 2004.

     For the Advisory Agreement to remain in effect, it must be approved by a majority of the outstanding voting securities of Separate Account (B). A majority, for such purposes, means the lesser of (a) 67% of the votes which may be cast by the Participants of Separate Account (B) present at a meeting in person or by proxy if Participants holding more than 50% of the votes which may be cast by all Participants are present in person or by proxy, or (b) more than 50% of the votes which may be cast by all Participants.

     A copy of the Advisory Agreement is attached hereto as Exhibit A. If approved by a majority (as defined above) at the Annual Meeting, the Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Committee or the vote of a majority (as defined above) of the outstanding voting securities of Separate Account (B) or (2) the vote of a majority of the Committee Members who are not "interested persons" (as defined in Section 2(a)(19)of the 1940 Act) of Separate Account (B) or CAC cast in person at a meeting called for the purpose of voting upon such approval.

     The Advisory Agreement, by law, will terminate automatically in the event of its assignment. In addition, it is terminable at any time, without penalty, by the Committee or by the vote of a majority (as defined above) of the outstanding voting securities of Separate Account (B) on 60 days' written notice to CAC or by CAC on 60 days' written notice to Separate Account (B).

     CAC is a wholly-owned subsidiary of Casualty, which, in turn, is a wholly-owned subsidiary of the Continental Corporation, a New York corporation, which in turn, is a wholly owned subsidiary of CNA Financial. CAC is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 2004, CAC reported in its consolidated financial statements total assets of approximately $6.0 billion and equity of approximately $1.2 billion. CAC operates four other separate accounts which had total assets aggregating approximately $2.6 billion as of December 31, 2004. CAC is also the principal underwriter and administrator for Separate Account (B).

     Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 91% of the outstanding voting stock of CNA Financial as of December 31, 2004. As of December 31, 2004, Preston R. Tisch owned approximately 16.2% of the outstanding common stock of Loews and may therefore be deemed to be a parent of Loews, and thus of CNA Financial and CAC, within the meaning of the federal securities laws.

     Pursuant to the Advisory Agreement, the Company provides Separate Account
(B) with an investment program. The investment program complies with the investment objectives, policies and restrictions of Separate Account (B) and, in carrying out such program, CAC makes the investment decisions of Separate Account (B) and is responsible for the investment and reinvestment of Separate Account (B)'s assets. CAC performs research, statistical analysis and continuous supervision of Separate Account (B)'s investment portfolio, and CAC also furnishes office space for Separate Account (B) and pays the compensation of the Committee Members not employed by CAC (as set forth in the chart on page 3) and the salaries of the Committee Members who are employed by CAC. In return for its advisory services, Separate Account (B) pays CAC a fee at an annual rate of 0.5% of the average daily net asset value of Separate Account (B). Fees were accrued to CAC from Separate Account (B) during the past three years as follows: 2004, $410,892; 2003, $524,266; and 2002, $595,181. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Separate Account (B)'s net assets on December 31, 2004, 2003 and 2002 were $52,837,540, $110,781,711 and $101,234,816, respectively. The Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate Account
(B)'s business, and it is expected that they will provide investment management services for CAC's other accounts and for CNA Financial and its affiliates.

     CAC performs various services for Separate Account (B) in addition to those described above related to Separate Account (B)'s investment program (as set forth in Section 2 of the Advisory Agreement). As partial compensation for such services, a service fee is paid by Separate Account (B) to CAC. Under the Advisory Agreement, the service fee is paid at the annual rate of 0.33% of the average daily net asset value of Separate Account (B). The service fee is payable at the established rate regardless of the actual amount of such expenses incurred; therefore, if such expenses are less than the fee, the difference accrues to CAC as a profit and if such expenses are more than the fee, the difference accrues to CAC as a loss. For 2004, 2003 and 2002, the total service fees were $271,188, $346,016, and $392,820, respectively. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly.

     If the continuation of the Advisory Agreement is approved by the Participants of Separate Account (B), the Advisory Agreement will continue in effect. If the continuation of the Advisory Agreement is not approved by the Participants of Separate Account (B), the assets of Separate Account (B) will be liquidated.

COMMITTEE'S REVIEW OF THE INVESTMENT ADVISORY AGREEMENT

     Before approving the continuation of the Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Advisory Agreement.

     The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor's 500 composite index (with dividend reinvestment). The Committee Members noted that although Separate Account (B) had underperformed its benchmark, the S&P 500/Barra Growth Index(R), for certain periods, Separate Account (B) outperformed the S&P 500/Barra Growth Index(R) for calendar year 2004. In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC's services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account
(B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)'s portfolio as well as CAC's other accounts. The Committee Members also considered the fact that CAC is in run-off and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members noted that the net assets of Separate Account
(B) were expected to decrease over the upcoming years. The Committee noted that since Separate Account (B) is not expected to increase its net asset size and was the only fund that CAC advised, Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation, and strong qualifications of CAC's personnel, and that other advisors may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable rate. The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Advisory Agreement with CAC at the prior year's Annual Meeting of Participants. At the conclusion of its review of these factors, the Committee Members approved the continuation of the Advisory Agreement on its present terms and conditions. The Committee Members unanimously recommend that the Participants of Separate Account (B) vote FOR approval of this proposal.

GENERAL INFORMATION

     The rate of portfolio turnover for Separate Account (B) during the past three years has been as follows: 2004, 52%; 2003, 57%; and 2002, 64%. Separate Account (B) paid brokerage fees and commissions in connection with portfolio transactions in the following aggregate amounts during the past three years:
2004, $257,130; 2003, $367,881; and 2002, $268,537. In selecting brokers to execute portfolio transactions, CAC's primary criterion is the expected ability of such brokers to make the best possible execution of orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities, or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts, and not all such services are used in connection with Separate Account (B).

     In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC does not bunch orders for such transactions with orders for other accounts under the management of CAC, CNA Financial or other subsidiaries of CNA Financial or Loews.

     Under separate agreements with Separate Account (B), CAC acts as principal underwriter and performs all sales and administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for sales and administrative functions rendered to Separate Account (B) for each of the years 2004, 2003 and 2002 were $5,836, $6,612, and $7,373, respectively. The agreement covering sales and administrative services does not cover the services covered by the Advisory Agreement.

     CAC has an affiliate, CNA Investor Services, Inc. ("Investor Services"), (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. CAC and Separate Account (B) are parties to an agreement under which Separate Account (B) receives credit from CAC in the form of a reduction of the investment advisory fee to the extent that services of Investor Services are utilized in connection with Separate Account (B)'s portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to Separate Account (B) and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connections with certain of Separate Account (B)'s portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. Separate Account (B) had no transactions with Investor Services during 2004, 2003 and 2002.

     The JPMorgan Trust Company, N.A. acts as custodian for Separate Account
(B). The custodian performs no managerial or policy making functions for Separate Account (B).

     The names, addresses and principal occupations of the directors and executive officers of CAC are as follows:

       Name and Address                          Principal Occupation                      Director Since
       ----------------                          --------------------                      --------------
Stephen W. Lilienthal..........  Chairman, Chief Executive Officer & President                  2001
  CNA Center
  Chicago, Illinois 60685

James R. Lewis.................  President & Chief Executive Officer, Property &                2004
  CNA Center                       Casualty Operations
  Chicago, Illinois 60685

Thomas Pontarelli..............  Executive Vice President, Corporate Services & Runoff          2000
  CNA Center                       Operations
  Chicago, Illinois 60685

Jonathan D. Kantor.............  Executive Vice President, General Counsel & Corporate          1999
  CNA Center                       Secretary
  Chicago, Illinois 60685

Michael Fusco..................  Executive Vice President, Chief Actuary                         NA
  CNA Center
  Chicago, Illinois 60685

Peter W. Wilson................  Executive Vice President, Global Specialty Lines                NA
  CNA Center
  Chicago, Illinois 60685

John P. Golden.................  Executive Vice President, Information Technology &              NA
  CNA Center                       Business Processing
  Chicago, Illinois 60685

Gary J. Owcar..................  Executive Vice President, Worldwide Standard Lines              NA
  CNA Center
  Chicago, Illinois 60685

D. Craig Mense.................  Executive Vice President & Chief Financial Officer             2004
  CNA Center
  Chicago, Illinois 60685

Lori S. Komstadius.............  Executive Vice President, Human Resources                       NA
  CNA Center
  Chicago, Illinois 60685

Janet D. Frank ................  Executive Vice President, Field Operations                      NA
  CNA Center
  Chicago, Illinois 60685

 3.  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

COMMITTEE REPORT ON THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee is responsible for administering Separate Account (B)'s policies in matters of accounting and control in its oversight of Separate Account (B)'s financial reporting process. CAC is responsible for the preparation, presentation and integrity of Separate Account (B)'s financial statements, Separate Account (B)'s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing Separate Account
(B)'s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee met one time in 2004.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as currently in effect, has also received written confirmations from management with respect to non-audit services provided by the independent registered public accounting firm and has considered whether the provision of such services by the independent registered public accounting firm to Separate Account (B) is compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of the independent registered public accounting firm's independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Separate Account (B)'s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Separate Account (B)'s independent registered public accounting firm is in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended that the audited financial statements be included in Separate Account (B)'s Annual Report for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee of
                                          Separate Account (B)

                                          RICHARD T. FOX
                                          PETRINE J. NIELSEN
                                          PETER J. WRENN

     At a meeting held on February 25, 2005, the Audit Committee selected Deloitte & Touche LLP as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2005. Although not required by the 1940 Act, the Audit Committee submits such selection to the Participants for ratification or rejection at the Annual Meeting. Ratification requires the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the meeting in person or by proxy. Deloitte & Touche LLP also served as independent registered public accounting firm for Separate Account (B) for the fiscal years of Separate Account (B) ended December 31, 2004 and 2003. Deloitte & Touche LLP are the independent registered public accounting firm for CAC and for CNA Financial and Loews. It has no other relationship, financial or otherwise, with Separate Account (B) or CAC. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees, including expenses reimbursed, billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"), which includes

Deloitte Consulting, for professional services rendered for the audit of Separate Account (B)'s annual financial statements for the fiscal years ended December 31, 2004 and 2003 were $26,000 and $30,000, respectively. The aggregate fees billed for the audit of CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for annual financial statements for the fiscal years ended December 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $11.1 million and $7.7 million, respectively.

AUDIT-RELATED FEES

     There were no fees, including expenses reimbursed, billed by Deloitte for Audit-Related services for fiscal years ended December 31, 2004 and 2003 for Separate Account (B). The aggregate fees billed for Audit-Related services for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for the fiscal years ended December 31, 2004 and 2003 were $1.3 million and $3.1 million, respectively. These fees generally include fees for consents and comfort letters, audits of employee benefit plans, accounting consultations, Sarbanes Oxley Act Section 404 advisory services, and SEC related matters.

TAX FEES

     There were no fees, including expenses reimbursed, billed by Deloitte for Tax services for fiscal years ended December 31, 2004 and 2003 for Separate Account (B). The aggregate fees billed for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for Tax services for the fiscal years ended December 31, 2004 and 2003 were $0.2 million and $0.3 million, respectively. These fees generally include fees for the preparation of expatriate tax returns.

ALL OTHER FEES

     There were no other fees, including expenses reimbursed, billed by Deloitte for professional services rendered for fiscal years ended December 31, 2004 and 2003 for Separate Account (B) other than the services described above under "Audit Fees." The aggregate fees for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for services not included above were $0.5 million and $3.2 million, respectively, for the fiscal years ended December 31, 2004 and 2003, including fees billed by Deloitte Consulting. These fees generally include fees for human capital advisory services, risk consulting services and other consulting or advisory services.

                               4.  OTHER BUSINESS

     As of the date of this Proxy Statement, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

March 1, 2005

                                                                       EXHIBIT A

               RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT

     RESTATED AND AMENDED AGREEMENT made this 1st day of May, 1981 by and between CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) (the "Separate Account") and CONTINENTAL ASSURANCE COMPANY (the "Company").

     1. The Company will furnish the Separate Account with investment advisory services, statistical services, research facilities and services, will supervise the composition of the Separate Account's portfolio continuously and will effect such changes therein as the Company deems advisable, including the nature, timing and manner of effectuating such changes. The Company, at its own expense, shall furnish office space to the Separate Account and shall pay the salaries and fees of Officers and Committee Members of the Separate Account. The compensation for those services shall be an investment advisory fee payable monthly, computed at the annual rate of 1/2 of 1% of the average daily net asset value of the Separate Account.

     2. The Company shall bear the following expenses of the Separate Account and shall be compensated as provided below:

          (a) All costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Investment Units of the Separate Account, for cash or otherwise, including those relating to the registration of Investment Units under the Securities Act of 1933, as amended, the qualification of Investment Units under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, as amended, the preliminary and final prospectuses included therein (to the extent such prospectuses are distributed to persons who, at the time of the distribution of such prospectuses, are participants in the Separate Account) and any other necessary documents required by federal and state regulations applicable to any such public offering;

          (b) All fees involved in registering and maintaining registrations of the Separate Account and of its Investment Units with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;

          (c) All charges and expenses of any custodian appointed by the Separate Account for the safekeeping of its cash, portfolio securities and other property, other than fees and expenses relating to the lending of portfolio securities;

          (d) All charges and expenses of independent auditors;

          (e) All expenses of meetings of the participants and of the Committee and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to participants;

          (f) All charges and expenses of legal counsel in connection with matters relating to the Separate Account, including without limitation, legal services rendered in connection with the Separate Account's registrations and qualifications of securities under federal, state and other laws;

          (g) All the expenses of keeping the general accounts and records of the Separate Account; and

          (h) All postage expenses of the Separate Account (other than those relating to the mailing of prospectuses to persons who, at the time of such mailing, are not participants in the Separate Account and to the mailing of sales literature).

As compensation for bearing the expenses set forth in this paragraph, the Company shall be paid a monthly service fee by the Separate Account, computed at the annual rate of 0.33 of 1% of the average daily net asset value of the Separate Account.

     3. The Company shall bear, without compensation, the following expenses of the Separate Account:

          (a) All costs and expenses relating to the printing or other reproduction and distribution of preliminary and final prospectuses to persons who, at the time of the distribution of such prospectuses, are not participants in the Separate Account;

          (b) All costs and expenses relating to the advertising of Investment Units of the Separate Account, including without limitation, the overhead allocated to the supervision of brokers and dealers selling Investment Units and the printing and mailing of sales literature;

          (c) All costs and expenses relating to the printing or other reproduction and distribution of any underwriting documents incident to a public offering of Investment Units of the Separate Account, and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement; and

          (d) All other expenses primarily intended to result in the sale of Investment Units of the Separate Account.

     4. Notwithstanding the provisions of Section 1 hereof, the Separate Account shall pay all fees and expenses attributable to the lending of its portfolio securities.

     5. This Agreement shall not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding Investment Units of the Separate Account.

     6. This Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days written notice. Such action may be taken by the Company or by either the Committee of the Separate Account or the holders of a majority of its outstanding Investment Units.

     7. This Agreement shall terminate automatically in the event of its assignment.

     8. This Agreement shall become effective at the close of business on May 1, 1981 and shall continue in force for one year from such date and indefinitely thereafter, but only so long as the continuance after such year shall be specifically approved at least annually by the vote of a majority of the members of the Committee of the Separate Account who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     IN WITNESS WHEREOF, the Separate Account and the Company have caused this Agreement to be duly executed the day and year above written.

                                               CONTINENTAL ASSURANCE COMPANY
                                               SEPARATE ACCOUNT (B)

                                               By:          DONALD C. RYCROFT
                                                            Chairman
ATTEST:      ROBERT E. WETZEL
             Secretary

                                               CONTINENTAL ASSURANCE COMPANY

                                               By:          DONALD C. RYCROFT
                                                            Vice President
ATTEST:      THOMAS R. IGLESKI
             Corporate Secretary

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
           PROXY SOLICITED BY THE COMMITTEE FOR THE ANNUAL MEETING OF
                          PARTICIPANTS, APRIL 22, 2005



        Lynne Gugenheim, Dennis R. Hemme, and Marilou R. McGirr or any of them, with full power of substitution, are hereby authorized to represent the undersigned and cast the votes of the undersigned as fully as the undersigned could do if personally present at the 2005 Annual Meeting of Participants of Continental Assurance Company Separate Account (B) to be held in Room 208N, CNA Center, 333 South Wabash Avenue, Chicago, Illinois at 10:00 A.M. Chicago Time on April 22, 2005 and at any and all adjournments thereof, upon the following matters:


         1. ELECTION OF COMMITTEE MEMBERS          FOR all nominees listed below           WITHHOLD AUTHORITY
                                          [ ]      (except as marked to the       [ ]      to vote for all nominees
                                                   contrary below)                         listed below



                                    R. Fox, D. Hemme, M. McGirr, P. Nielsen and P. Wrenn

          (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name on the line provided below)



         --------------------------------------------------------------------------------------------------------------
         2. TO APPROVE THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY
                                    [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

         3. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR
            CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
                                    [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
         PARTICIPANT.
         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


          DATED --------------------------------------- , 2005                          PLEASE SIGN EXACTLY AS NAME
           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY                                APPEARS BELOW. WHEN OWNERSHIP
           CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.                                  IS BY JOINT TENANTS, BOTH
                                                                                        SHOULD SIGN. WHEN SIGNING AS
                                                                                        ATTORNEY, EXECUTOR,
                                                                                        ADMINISTRATOR, TRUSTEE OR
                                                                                        GUARDIAN, PLEASE GIVE FULL
                                                                                        TITLE AS SUCH. IF A
                                                                                        CORPORATION, PLEASE SIGN IN
                                                                                        FULL CORPORATE NAME BY
                                                                                        PRESIDENT OR OTHER AUTHORIZED
                                                                                        OFFICER. IF A PARTNERSHIP,
                                                                                        PLEASE SIGN IN PARTNERSHIP
                                                                                        NAME BY AUTHORIZED PERSON.
                                                                                        ------------------------------
                                                                                        SIGNATURE
                                                                                        ------------------------------
                                                                                        SIGNATURE, IF OWNED JOINTLY

                IF YOU HAVE RECENTLY RETURNED YOUR SIGNED PROXY
                           PLEASE IGNORE THIS NOTICE.

                                                                   April 4, 2005

To The Participants in

  CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

     To date, a signed proxy card has not been received from you for the Annual Meeting of Participants to be held on April 22, 2005. As it is important that as many Participants as possible cast their votes, a duplicate proxy card and return envelope are enclosed.

     If you would like a duplicate copy of the proxy statement, please call
(800) 351-3001.

                                          LYNNE GUGENHEIM
                                          Secretary
                                          Continental Assurance Company
                                          Separate Account (B)